EXHIBIT - 32.2


                                  CERTIFICATION


     I, Peter Stelling, the Chief Financial Officer and Vice President of Scan-Optics, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (i) the Annual Report on Form 10-K/A of the Company for the period ended December 31, 2003 fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934; and

          (ii) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date     April 29, 2004                      By: /ss/
     ---------------------                   -----------------------------------
                                             Peter Stelling
                                             Chief Financial Officer and
                                             Vice President